AMENDMENT NO. 12
TO
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 12 dated as of August 4, 2008 (this "Amendment"), relating to the Loan Agreement referenced below, is by and among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time parties thereto, and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (in such capacity, the "Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement (defined below).

WITNESSETH

WHEREAS, a credit facility has been previously extended to the Borrower pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of December 22, 2000, as amended (as such may be amended, restated, supplemented and/or modified from time to time, the "Loan Agreement") among the Borrower, the Lenders identified therein, and the Agent;

WHEREAS, the Borrower has requested that a new term loan be extended to the Borrower in the amount of $7,000,000 and that certain other provisions of the Loan Agreement be amended; and

WHEREAS, the parties have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Loan Agreement is amended as follows:

   (a) All references to the "Overadvance Amount" are deleted in their entirety.

   (b) Section 2.5 is amended to read as follows:

   "2.5 Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a term loan (the "Term Loan") to Borrower in the sum equal to such Lender's Commitment Percentage of the Maximum Term Loan Amount. The Term Loan shall be advanced on August 5, 2008 and, subject to earlier payment due to acceleration upon the occurrence of (i) an Event of Default under this Agreement or termination of this Agreement or (ii) any refinancing of any portion of the Revolving Credit Facility, the initial principal amount of the Term Loan shall be payable in forty-seven (47) equal monthly installments of $83,333, payable on the first day of each month, commencing on September 1, 2008. The entire unpaid

principal balance of the Term Loan shall be due and payable in full on the last day of the Term. The Term Loan and shall be evidenced by one or more secured promissory notes (collectively, the "Term Note") in substantially the form attached as Exhibit H."

(c) Section 13.1 is amended to read as follows:

"**13.1 Term**. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until July 31, 2012 (the "Termination Date") unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon ninety (90) days' prior written notice upon payment in full of the Obligations. In the event that the Obligations are prepaid in full prior to the Termination Date (the date of such prepayment hereinafter referred to as the "Early Termination Date"), Borrower shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) one percent (1.00%) of the Total Financing Amount if the Early Termination Date occurs on or after August 5, 2008 to and including August 4, 2009 and (y) one-half of one percent (0.50%) of the Total Financing Amount if the Early Termination Date occurs on or after August 5, 2009 but prior to August 4, 2010. No early termination fee shall apply if the Obligations are prepaid in full after August 5, 2010."

2. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) the execution of this Amendment by the Borrower and the Required Lenders;

(b) the execution of new Term Note by the Lenders; and

(c) receipt by the Agent of the $120,000 fee owing in connection with this Amendment.

3. Condition Subsequent. Borrower shall cause to be delivered to Agent within sixty (60) days (or such longer period consented to in writing by Agent) after the date of this Amendment, with respect to those certain properties located at 2025 Battelle Boulevard, Richland, WA 99354 and 3670 S.W. 47th Avenue, Davie, FL 33314 (the "Additional Mortgaged Properties"), as additional security and Collateral for the Obligations, Mortgages and Environmental Indemnities. The Mortgages shall be duly recorded (at the Borrower's expense) in each office where such recording is required to constitute a valid lien on the Additional Mortgaged Properties. With respect to each of the Additional Mortgaged Properties, Borrower shall also deliver to Agent, at the Borrower's expense, (a) mortgagee title insurance policies issued by a title insurance company reasonably satisfactory to Agent, which policies shall be in

form and substance reasonably satisfactory to Agent and consistent with the policies described in Section 8.1(n) of the Loan Agreement, (b) the items described in Sections 8.1 (m) and (o) of the Loan Agreement, *mutatis mutandis* and (c) such other usual and customary documents, including, without limitation, ALTA surveys of the Additional Mortgaged Properties and local counsel legal opinions, as Agent and its counsel may reasonably request. Failure to comply with this Section 3 shall constitute an Event of Default pursuant to the Loan Agreement. Unless otherwise specified by Agent, the Additional Mortgaged Properties shall be deemed to be Mortgaged Properties and shall be added to Schedule 4.19 of the Loan Agreement.

4. Representations and Warranties. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in Article V of the Loan Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default has occurred and is continuing under the Loan Agreement.

5. Acknowledgments, Affirmations and Agreements. The Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment and (ii) affirms all of its obligations under the Loan Agreement and the Other Documents.

6. Loan Agreement. Except as expressly modified hereby, all of the terms and provisions of the Loan Agreement remain in full force and effect.

7. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

PERMA-FIX ENVIRONMENTAL SERVICES, INC.,
a Delaware corporation

By: [signature]
Name: Lou Centofanti
Title: CEO

LENDERS:

PNC BANK, NATIONAL ASSOCIATION,
in its capacity as Agent and as Lender

By: [signature]
Name: ALEX M. COUNCIL IV
Title: VICE PRESIDENT

CONSENTED AND AGREED TO:

SCHREIBER, YONLEY AND ASSOCIATES, INC.
PERMA-FIX OF FLORIDA, INC.
PERMA-FIX OF MEMPHIS, INC.
PERMA-FIX OF FT. LAUDERDALE, INC.
PERMA-FIX OF ORLANDO, INC.
PERMA-FIX OF SOUTH GEORGIA, INC.
PERMA-FIX OF MICHIGAN, INC.
DIVERSIFIED SCIENTIFIC SERVICES, INC.
INDUSTRIAL WASTE MANAGEMENT, INC.
EAST TENNESSEE MATERIALS & ENERGY CORPORATION
PERMA-FIX OF PITTSBURGH, INC.

By: [signature]
Name: STEVE BAUGHMAN
Title: CFO & VP
of each of the foregoing entities

TERM NOTE

$7,000,000 August 4, 2008

This Term Note is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of December 22, 2000 (as amended, restated, supplemented or modified from time to time, the "Loan Agreement") by and among each of the undersigned, as Borrower, the various financial institutions named therein or which hereafter become a party thereto (each individually a "Lender" and collectively, "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as agent for Lenders (in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Payee"), at the office of Agent located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, or at such other place as Agent may from time to time designate to Borrower in writing:

(i) the principal sum of SEVEN MILLION DOLLARS ($7,000,000) payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

(ii) interest on the principal amount of this Term Note from time to time outstanding until such principal amount is paid in full at the applicable Interest Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest exceed the amount collectible at the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

This Term Note is one of the Term Notes referred to in the Loan Agreement and is secured by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

This Term Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Term Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents, and the same is not cured within any applicable grace or cure period, then this Term Note may, as provided in the Loan Agreement, be declared to be immediately due and

payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Term Note shall be construed and enforced in accordance with the laws of the State of New York.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[Signatures on Following Page]

BORROWER:

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By: [signature]
Name: STEVEN BAUGHMAN
Title: VP + CFO